UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2024

TTEC Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-11919	84-1291044
(State or other jurisdiction	(Commission file	(IRS Employer
of incorporation)	number)	Identification Number)

6312 S. Fiddler's Green Circle, Suite 100N, Greenwood Village, CO 80111

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 303-397-8100

Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock of TTEC Holdings, Inc., $0.01 par value per share	TTEC	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On September 30, 2024, TTEC Holdings, Inc. (the “Company”) issued a press release announcing that its Board of Directors has received an unsolicited, preliminary, non-binding proposal letter (the “Letter”), dated September 27, 2024, from TTEC founder, Chairman and Chief Executive Officer Kenneth Tuchman, to take the Company private at a proposed purchase price of $6.85 per share to the Company’s other shareholders. Mr. Tuchman beneficially owns approximately 58% of the Company’s common stock.

The Company's Board of Directors has established a Special Committee consisting of independent directors. The Special Committee with its own advisors will evaluate the proposal and determine the appropriate course of action and process.

The proposal is conditioned on, among other things, the receipt of financing for the transaction, the negotiation and execution of a definitive agreement, as well as approval and recommendation of the proposal by the Special Committee and approval by holders of a majority of the shares of the Company’s common stock not owned by Mr. Tuchman, his affiliates and company executive management.

A copy of the press release, which includes a copy of the Letter, is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

The list of exhibits set forth on the Exhibit Index of this Current Report on Form 8-K is incorporated herein by reference.

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated September 30, 2024
104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TTEC Holdings, Inc.
(Registrant)

Date: September 30, 2024	By:	/s/ Margaret B. McLean
Margaret B. McLean
General Counsel & Chief Risk Officer